Filed pursuant to 497(k)

File Nos. 033-49098 and 811-06719

STERLING CAPITAL FUNDS

STERLING CAPITAL QUALITY INCOME FUND

SUPPLEMENT DATED APRIL 9, 2025

TO EACH OF THE

CLASS A, CLASS C AND INSTITUTIONAL SHARES SUMMARY PROSPECTUS

each DATED FEBRUARY 1, 2025

This Supplement provides the following amended and supplemental information and supersedes any information to the contrary in each of the Class A, Class C and Institutional Shares Summary Prospectus, each dated February 1, 2025, with respect to the Sterling Capital Quality Income Fund, a series of the Sterling Capital Funds (the “Fund”).

I.	The Principal Investment Strategy and Risks of the Fund is revised as follows:

The first paragraph under “Principal Strategy” is amended and restated as follows:

“To pursue its investment objective, the Fund will invest, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in a diversified portfolio of securitized obligations of any kind (including asset-backed securities, commercial mortgage-backed securities, collateralized mortgage obligations and collateralized loan obligations (CLOs)). The Fund will invest in securities that are investment grade (i.e., rated at the time of purchase in one of the four highest rating categories by a nationally recognized statistical rating organization, or determined by the portfolio manager to be of comparable quality).”

The following paragraph is added under “Principal Risks” for the Fund:

Collateralized Loan Obligations Risk: Collateralized loan obligations are structured investment vehicles typically collateralized by a pool of loans, which may include, among others, senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Collateralized loan obligations are subject to the risks of substantial losses, including losses due to actual defaults by borrowers of the loans underlying the collateralized loan obligations, which will be greater during periods of economic or financial stress. Collateralized loan obligations may also lose value due to collateral defaults and impairment of subordinate tranches, market anticipation of defaults, and investor aversion to collateralized loan obligation securities as a class. The Fund may invest in collateralized loan obligations that hold loans of uncreditworthy borrowers, which may absorb losses from underlying borrower defaults before senior tranches. Investments in such collateralized loan obligations present a greater risk of loss. In addition, collateralized loan obligations are subject to interest rate risk, credit risk, prepayment/call risk and fixed income market risk.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE.

SUM-SUP-QI-04092025